UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4983

Van Kampen Pennsylvania Tax Free Income Fund
(Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York			10020
(Address of principal executive offices)			(Zip code)

Ronald Robison 1221 Avenue of the Americas, New York, New York 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-762-4000

Date of fiscal year end:	9/30

Date of reporting period:	9/30/06

Item 1.  Reports to Shareholders.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

September 30, 2006

MUTUAL FUNDS

Van Kampen

Pennsylvania
Tax Free Income Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Pennsylvania Tax Free Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2006.

This material must be preceded or accompanied by a Class A, B, and C share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 9/30/06

Performance of a $10,000 investment

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index and the Lehman Brothers Pennsylvania Municipal Bond Index from 9/30/96 through 9/30/06. Class A shares, adjusted for sales charges.

	A Shares since 5/1/87		B Shares since 5/3/93		C Shares since 8/13/93
Average Annual Total Returns	w/o sales charges	w/ max 4.75% sales charges	w/o sales charges	w/ max 4.00% sales charges	w/o sales charges	w/ max 1.00% sales charges
Since Inception	6.81%	6.55%	4.56%	4.56%	4.25%	4.25%
10-year	4.92	4.41	4.27	4.27	4.16	4.16
5-year	4.56	3.55	3.77	3.51	3.84	3.84
1-year	4.39	–0.57	3.63	–0.37	3.68	2.68
30 day SEC Yield	4.03%		3.36%		3.48%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding nonincome items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax exempt bonds. The Lehman Brothers Pennsylvania Municipal Bond Index tracks the performance of Pennsylvania issued municipal bonds rated at least Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively and with maturities of 2 years or greater. Indexes do not include any expenses, fees or sales charges, which would lower performance. Indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

Fund Report

For the 12-month period ended September 30, 2006

Market Conditions

Against the backdrop of strong economic growth, good employment data and inflationary pressures stemming from rising oil prices, the Federal Open Market Committee (the "Fed") continued its tightening campaign during the first nine months of the reporting period, raising the federal funds target rate six times to 5.25 percent at the end of June. As the months progressed however, economic growth moderated as consumer spending and housing weakened while inflation concerns eased, prompting investors to speculate that the Fed would take a break from rate increases. In August the Fed did pause, ending a two-year run of 17 consecutive rate increases—the longest stretch of increases in 25 years. At its September meeting, the Fed again kept its target rate unchanged, and indicated that any future rate increases would be driven by the weight of economic data.

As a result of the improved outlook for the fixed income market, yields on longer-maturity municipal bonds fell dramatically in latter months of the reporting year, ultimately ending at the lowest level in decades. Yields on shorter-maturity municipal bonds, however, moved higher. Accordingly, the slope of the municipal yield curve flattened as the spread between short-term and long-term interest rates narrowed.

Demand for municipal bonds continued to be strong during the period. In fact, inflows into municipal bond funds were 45 percent higher year-to-date through September than for the same period last year, much of which went into high yield funds. Because prevailing interest rates were still at relatively low levels, investors increasingly sought out lower-quality, higher yielding bonds. The increased demand for high yield bonds led this segment of the market to considerably outperform high-grade issues. In addition, long-term bonds continued to earn the best returns, while the short end of the curve posted the lowest returns as Fed rate increases moved yields in this portion of the curve higher.

Although municipal bond issuance remained brisk in the last quarter of 2005, volume declined throughout the remaining months of the period. As of the end of September, national municipal bond issuance was down 14 percent for 2006. The reduced supply, coupled with growing demand, further fueled municipal bond performance.

Consistent with the national trend, municipal bond issuance by the Commonwealth of Pennsylvania declined for the overall period. The higher education sector continued to be the state's largest issuer of debt. There are more than 600 school districts in the state, as well as several colleges and universities, all of which continued to issue new debt. Pennsylvania has enjoyed good economic recovery trends during the reporting year, and growth in personal income tax revenues continues to be strong.

Performance Analysis

The fund returned 4.39 percent for the 12 months ended September 30, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmarks, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Pennsylvania Municipal Bond Index, returned 4.45 and 4.36 percent for the period, respectively.

Total return for the 12-month period ended September 30, 2006

Class A	Class B	Class C	Lehman Brothers Municipal Bond Index	Lehman Brothers Pennsylvania Municipal Bond Index
4.39%	3.63%	3.68%	4.45%	4.36%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Throughout the reporting period, we sought opportunities to enhance the portfolio's yield while still adhering to our quality-driven discipline. Many of the bonds in the portfolio were prerefunded, and we used the proceeds from the sale of these issues to buy higher yielding paper. Most of these purchases were non-rated issues that offered favorable characteristics, such as bonds in the continuing care sector. As a result, the fund was overweighted relative to the Lehman Brothers Pennsylvania Municipal Bond Index benchmark in the non-rated sector. This proved advantageous as lower and non-rated bonds generally outperformed higher-rated issues during the reporting period. Although we added to the fund's non-rated holdings, the portfolio still had a significant allocation to AAA rated bonds.

We also added to the fund's holdings in BBB rated tobacco revenue bonds during the period. Pennsylvania has never issued any tobacco bonds, but we were able to purchase Puerto Rico tobacco bonds, which are triple tax-exempt. The litigation environment has become quite favorable for tobacco companies, demand for the bonds remains strong, and the industry continues to prosper. Our decision to increase the fund's exposure to this sector was also additive to performance.

Another strategy that allowed us to capture additional yield during the period was increasing the fund's holdings of inverse floating-rate securities. The yields on inverse floaters move in the opposite direction of short-term interest rates, and our investments here served the fund well when short-term rates fell. The fund also benefited from its yield-curve positioning. We continued to emphasize the long end of the curve, favoring bonds with maturities of 20 to 40 years. This strategy was beneficial as longer-dated issues outperformed shorter-maturity bonds.

The fund's portfolio remained well diversified across the major sectors of the municipal bond market. As of September 30, 2006, the fund's largest allocations were to the higher education, hospital, and public building sectors. At the close of the period, 74 percent of the fund's holdings were rated A or higher.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Rating Allocation as of 9/30/06
AAA/Aaa	47.3%
AA/Aa	14.2
A/A	11.7
BBB/Baa	9.9
BB/Ba	2.5
B/B	0.9
Non-Rated	13.5

Based upon the highest credit quality rating as determined by Standard & Poor's or Moody's

Top Five Sectors as of 9/30/06
Higher Education	23.5%
Hospital	12.8
Public Building	11.1
Public Education	9.9
Life Care	6.8

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. The sectors are as a percentage of long-term investments. Ratings allocations are as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/01/06 - 9/30/06.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	4/1/06	9/30/06	4/1/06-9/30/06
Class A
Actual	$1,000.00	$1,029.93	$5.14
Hypothetical	1,000.00	1,019.97	5.11
(5% annual return before expenses)
Class B
Actual	1,000.00	1,026.19	8.99
Hypothetical	1,000.00	1,016.17	8.95
(5% annual return before expenses)
Class C
Actual	1,000.00	1,026.06	8.99
Hypothetical	1,000.00	1,016.17	8.95
(5% annual return before expenses)

*  Expenses are equal to the Fund's annualized expense ratio of 1.01%, 1.77%, and 1.77% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ September 30, 2006

Par Amount (000)	Description	Coupon	Maturity	Value
Municipal Bonds 98.6%
Pennsylvania 96.1%
$1,260	Allegheny Cnty, PA Arpt Auth Pittsburgh Intl Arpt Rfdg (AMT) (FGIC Insd)	5.625%	01/01/10	$1,326,163
1,000	Allegheny Cnty, PA Higher Ed Bldg Auth Univ Rev Duquesne Univ Proj (AMBAC Insd)	6.500	03/01/11	1,118,500
1,750	Allegheny Cnty, PA Higher Ed Bldg Auth Univ Rev Duquesne Univ Proj Rfdg (AMBAC Insd)	5.500	03/01/20	2,023,490
3,000	Allegheny Cnty, PA Higher Ed Bldg Carnegie Mellon Univ	5.125	03/01/32	3,137,370
2,000	Allegheny Cnty, PA Hosp Dev Auth Rev Ser A (MBIA Insd) (a)	6.500	11/15/30	2,237,420
1,000	Allegheny Cnty, PA Hosp Dev Hlth Sys Ser B	9.250	11/15/30	1,184,500
1,000	Allegheny Cnty, PA Indl Dev Auth Lease Rev (AMT)	6.625	09/01/24	1,031,710
1,000	Allegheny Cnty, PA Indl Dev Auth Lease Rev Residential Res Inc Proj	5.100	09/01/26	1,022,630
2,000	Allegheny Cnty, PA Port Auth Transn (FGIC Insd)	5.500	03/01/15	2,165,960
1,000	Allegheny Cnty, PA Port Auth Transn (FGIC Insd)	5.500	03/01/16	1,083,840
1,000	Allegheny Cnty, PA Port Auth Transn (FGIC Insd)	5.500	03/01/17	1,081,070
1,220	Allegheny Cnty, PA Redev Auth Pittsburgh Mills Proj	5.600	07/01/23	1,292,785
1,260	Allegheny Cnty, PA Res Mtg Rev Single Family Ser TT (AMT) (GNMA Collateralized)	5.000	05/01/35	1,283,499
995	Allegheny Cnty, PA Res Mtg Single Family Ser MM (AMT) (GNMA Collateralized)	5.200	05/01/33	1,020,770
1,500	Allegheny Vly, PA Sch Dist Ser A (MBIA Insd)	5.000	11/01/28	1,586,265
1,620	Armstrong, PA Sch Dist (XLCA Insd) (b)	5.250	03/15/24	1,778,711
1,000	Bear Vly, PA Jt Auth Wtr Rev (FSA Insd)	5.000	05/01/29	1,047,650
1,400	Bear Vly, PA Jt Auth Wtr Rev (FSA Insd)	5.000	05/01/36	1,458,520
1,895	Berks Cnty, PA Muni Auth College Albright College Proj (b)	5.500	10/01/18	2,031,724
1,000	Bucks Cnty, PA Indl Dev Auth Ann's Choice Inc Fac Ser A	5.900	01/01/27	1,035,420
1,500	Bucks Cnty, PA Indl Dev Auth Ann's Choice Inc Fac Ser A	6.125	01/01/25	1,610,175
1,000	Bucks Cnty, PA Indl Dev Auth Ann's Choice Inc Fac Ser A	6.250	01/01/35	1,069,800
1,280	Bucks Cnty, PA Wtr & Swr Auth Neshaminy Interceptor Ser A (AMBAC Insd) (b)	5.375	06/01/16	1,382,515
1,050	Bucks Cnty, PA Wtr & Swr Auth Neshaminy Interceptor Ser A (AMBAC Insd)	5.375	06/01/17	1,130,766
1,500	Canon McMillan Sch Dist PA Ser B (FGIC Insd)	5.500	12/01/29	1,596,255

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ September 30, 2006 continued

Par Amount (000)	Description	Coupon	Maturity	Value
Pennsylvania (Continued)
$1,000	Central Dauphin, PA Sch Dist (MBIA Insd) (Prerefunded @ 02/01/16)	6.000%	02/01/19	$1,170,250
500	Chartiers Valley, PA Indl & Coml Dev Auth First Mtg Rev Asbury Hlth Ctr Proj Rfdg	5.250	12/01/15	500,755
900	Chartiers Valley, PA Indl & Coml Dev Auth First Mtg Rev Asbury Hlth Ctr Proj Rfdg	5.750	12/01/22	930,735
1,000	Chester Cnty, PA Indl Dev Auth Rev Collegium Charter Sch Proj Ser A (ACA Insd)	5.000	04/15/22	1,027,870
2,000	Chester Cnty, PA Indl Dev Auth Rev Collegium Charter Sch Proj Ser A (ACA Insd)	5.500	04/15/31	2,128,440
1,250	Cumberland Cnty, PA Muni Auth Dickinson College Ser A (AMBAC Insd) (Prerefunded @ 11/01/10)	5.500	11/01/30	1,342,713
1,200	Dauphin Cnty, PA Gen Auth Rev Office & Pkg Riverfront Office	6.000	01/01/25	1,145,508
1,240	Delaware Cnty, PA Auth College Cabrini College (Radian Insd)	5.750	07/01/23	1,294,684
1,500	Delaware Cnty, PA Auth College Neumann College Rfdg	6.000	10/01/31	1,574,835
3,000	Delaware Cnty, PA Indl Dev Auth Rev Wtr Fac Aqua PA Inc Proj Ser A (AMT) (FGIC Insd)	5.000	11/01/38	3,122,130
1,700	Delaware Cnty, PA Indl Dev Auth Rev Wtr Fac Aqua PA Inc Proj Ser B (AMT) (FGIC Insd)	5.000	11/01/36	1,770,754
1,665	Delaware Cnty, PA Indl Dev Auth Rev Wtr Fac Aqua PA Inc Proj Ser C (AMT) (FGIC Insd)	5.000	02/01/35	1,728,120
2,500	Delaware Cnty, PA Indl Dev Auth Wtr Fac PA Suburban Wtr (AMT) (AMBAC Insd)	5.350	10/01/31	2,636,700
3,535	Delaware Vly, PA Regl Fin Auth	5.750	07/01/17	4,042,909
1,000	Erie, PA Higher Ed Bldg Auth Mercyhurst College Proj Ser B Rfdg	5.000	03/15/23	1,019,310
2,115	Greater Johnstown, PA Sch Dist Ser B (MBIA Insd) (b)	5.375	08/01/15	2,290,418
720	Greensburg Salem, PA Sch Dist Rfdg (FGIC Insd)	5.375	09/15/16	784,375
1,415	Greensburg Salem, PA Sch Dist Rfdg (FGIC Insd)	5.375	09/15/17	1,536,393
735	Grove City, PA Area Hosp Auth Hlth Fac Rev Grove Manor Proj (Prerefunded @ 08/15/08)	6.625	08/15/29	774,506
2,500	Harrisburg, PA Pkg Auth Pkg Rev Gtd Ser P 1 (AMBAC Insd)	5.250	09/01/27	2,684,125
1,865	Harveys Lake Gen Muni Auth PA College Rev College Misericordia Proj (ACA Insd)	5.750	05/01/14	1,952,692
1,000	Lancaster Cnty, PA Hosp Auth Rev Hlth Ctr Saint Annes Home	6.600	04/01/24	1,037,930

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ September 30, 2006 continued

Par Amount (000)	Description	Coupon	Maturity	Value
Pennsylvania (Continued)
$1,500	Lancaster, PA Higher Ed Auth College Rev Franklin & Marshall College	5.000%	04/15/22	$1,596,570
1,000	Lebanon Cnty, PA Hlth Fac Pleasant View Retirement Ser A	5.300	12/15/26	1,019,990
1,500	Lehigh Cnty, PA Gen Purp Auth Good Shepherd Group Ser A	5.625	11/01/34	1,598,325
1,980	Lehigh Cnty, PA Gen Purp Auth Rev Hosp Saint Lukes Bethlehem	5.250	08/15/23	2,077,654
1,760	Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace Oblig Group Rfdg	6.000	11/01/23	1,721,298
1,085	Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev Lifepath Inc Proj	6.300	06/01/28	1,034,439
515	Lycoming Cnty, PA Auth Hosp Lease Rev Divine Providence Sisters Ser A	6.500	07/01/22	515,448
1,095	Mercer Cnty, PA (FGIC Insd) (b)	5.500	10/01/17	1,184,045
1,500	Mifflin Cnty, PA Hosp Auth (Radian Insd)	6.200	07/01/25	1,646,385
1,000	Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med Ctr	6.000	01/01/43	1,074,610
1,250	Montgomery Cnty, PA Higher Ed & Hlth Auth Rev Arcadia Univ (Radian Insd)	5.000	04/01/36	1,304,288
1,100	Montgomery Cnty, PA Higher Ed & Hlth Auth Hosp Rev Abington Mem Hosp Ser A	5.125	06/01/32	1,139,182
1,870	Montgomery Cnty, PA Higher Ed & Hlth Auth Rev Dickinson College Proj Ser FF1 (CIFG Insd)	5.000	05/01/28	1,986,258
1,100	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Cont Care Proj	6.125	02/01/28	1,177,264
1,000	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Cont Care Proj	6.250	02/01/35	1,064,660
2,000	Mount Lebanon, PA Hosp Auth Saint Clair Mem Hosp Ser A	5.625	07/01/32	2,125,320
1,340	Muhlenberg, PA Sch Dist Ser A (FGIC Insd)	5.375	04/01/16	1,451,568
1,290	Northampton Twp, PA (FGIC Insd) (b)	5.375	05/15/16	1,383,344
1,000	Pennsylvania Econ Dev Fin Auth Res Recovery Rev Colver Proj Ser G Rfdg (AMT)	5.125	12/01/15	1,003,120
1,000	Pennsylvania Econ Dev Fin Auth Solid Waste Disp Rev Waste Management Inc Proj Ser A (AMT)	5.100	10/01/27	1,033,190
3,135	Pennsylvania Hsg Fin Agy Single Family Mtg Ser 74B (AMT)	5.250	04/01/32	3,226,197
1,500	Pennsylvania Hsg Fin Agy Single Famly Mtg Rev Ser 94A (AMT)	5.100	10/01/31	1,546,410
1,000	Pennsylvania St Higher Ed Fac Auth College & Univ Rev Allegheny College	4.750	05/01/31	1,013,420

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ September 30, 2006 continued

Par Amount (000)	Description	Coupon	Maturity	Value
Pennsylvania (Continued)
$2,500	Pennsylvania St Higher Ed Fac Auth College & Univ Rev Univ of the Arts Ser A (Radian Insd)	5.000%	09/15/33	$2,616,800
3,020	Pennsylvania St Higher Ed Fac Auth Rev Drexel Univ	5.500	05/01/18	3,276,972
2,000	Pennsylvania St Higher Ed Fac Auth Rev La Salle Univ	5.500	05/01/34	2,090,600
1,000	Pennsylvania St Higher Ed Fac Auth Rev Messiah College Ser AA3 (Radian Insd)	5.500	11/01/22	1,086,290
1,095	Pennsylvania St Higher Ed Fac Auth Rev Thomas Jefferson Univ (b)	5.500	01/01/19	1,181,582
1,505	Pennsylvania St Higher Ed Fac Auth Rev Philadelphia Univ	5.500	06/01/20	1,615,768
2,000	Pennsylvania St Higher Ed Fac Auth Rev Thomas Jefferson Univ	5.375	01/01/25	2,138,740
1,500	Pennsylvania St Higher Ed Fac Auth Rev Univ Sciences Philadelphia Ser A (XLCA Insd)	5.000	11/01/36	1,573,035
3,000	Pennsylvania St Higher Ed Fac Auth Rev UPMC Hlth Sys Ser A	6.000	01/15/31	3,273,360
2,000	Pennsylvania St Pub Sch Bldg Auth Lehigh Career & Technical Inst (FGIC Insd)	5.250	10/01/32	2,128,400
2,000	Pennsylvania St Univ	5.000	09/01/35	2,109,600
1,500	Philadelphia, PA (FSA Insd)	5.250	09/15/25	1,580,280
1,000	Philadelphia, PA Arpt Rev Ser A (AMT) (MBIA Insd)	5.000	06/15/24	1,048,870
1,000	Philadelphia, PA Arpt Rev Ser A (AMT) (MBIA Insd)	5.000	06/15/25	1,047,390
6,000	Philadelphia, PA Auth Indl Dev Lease Rev Ser A (MBIA Insd)	5.375	02/15/27	6,152,460
2,505	Philadelphia, PA Auth Indl Dev Rev Coml Dev Rfdg (AMT)	7.750	12/01/17	2,516,247
2,405	Philadelphia, PA Gas Wks Rev Drivers Ser 384 (Inverse Floating Rate) (Acquired 01/20/04, Cost $2,903,831) (FSA Insd) (c)	6.680	07/01/11	2,819,622
3,750	Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease Cap Apprec (FSA Insd)	*	03/15/11	3,170,288
3,775	Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease Cap Apprec (FSA Insd)	*	03/15/12	3,070,245
4,400	Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease Cap Apprec (FSA Insd)	*	03/15/13	3,439,568
2,000	Pittsburgh, PA Proj Ser-B Rfdg (FSA Insd)	5.250	09/01/17	2,224,160
2,250	Saint Mary Hosp Auth PA Hlth Sys Rev Ser B	5.375	11/15/34	2,383,920
1,000	Southcentral, PA Gen Auth Rev Hosp Hanover Hosp Inc (Radian Insd)	5.000	12/01/30	1,045,970

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ September 30, 2006 continued

Par Amount (000)	Description	Coupon	Maturity	Value
Pennsylvania (Continued)
$2,000	Sto-Rox Sch Dist PA (Prerefunded @ 12/15/10) (MBIA Insd)	5.800%	06/15/30	$2,169,000
2,500	Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev Ser A (AMT) (AMBAC Insd)	5.500	01/01/19	2,682,675
2,350	Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev Ser D	5.375	01/01/18	2,343,115
1,660	Upper St Clair Twp PA Sch Dist (FSA Insd)	5.375	07/15/15	1,808,238
1,200	Upper St Clair Twp PA Sch Dist (FSA Insd)	5.375	07/15/17	1,300,320
2,500	Washington Cnty, PA Ser A (AMBAC Insd)	5.125	09/01/27	2,641,525
2,045	West Shore, PA Area Hosp Auth Holy Spirit Hosp Proj	6.250	01/01/32	2,188,457
2,500	Westmoreland Cnty, PA Indl Dev Auth Rev Retirement Cmnty Redstone A	5.750	01/01/26	2,624,125
900	Westmoreland Cnty, PA Indl Dev Auth Rev Retirement Cmnty Redstone A	5.875	01/01/32	948,834
1,210	Westmoreland Cnty, PA Muni Auth Drivers Ser 1228 (Inverse Floating Rate) (Acquired 12/19/05, Cost $1,395,989) (FSA Insd) (c)	8.825	08/15/13	1,634,952
				180,088,053
Guam 0.6%
1,000	Guam Govt Wtr Wks Auth Wtr & Wastewtr Sys Rev	6.000	07/01/25	1,094,230
Puerto Rico 1.9%
1,500	Childrens Tr Fd PR Tob Settlement Rev Asset Bkd Bds	5.500	05/15/39	1,556,400
2,000	Childrens Tr Fd PR Tob Settlement Rev Asset Bkd Bds	5.625	05/15/43	2,079,400
				3,635,800
Total Investments 98.6% (Cost $175,000,251)				184,818,083
Other Assets in Excess of Liabilities 1.4%				2,649,067
Net Assets 100.0%				$187,467,150

Percentages are calculated as a percentage of net assets.

*  Zero coupon bond

(a)  All or a portion of this security has been physically segregated in connection with open futures contracts.

(b)  The Fund owns 100% of the outstanding bond issuance.

(c)  These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 2.4% of net assets.

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Portfolio of Investments ■ September 30, 2006 continued

ACA—American Capital Access

AMBAC—AMBAC Indemnity Corp.

AMT—Alternative Minimum Tax

CIFG—CDC IXIS Financial Guaranty

FGIC—Financial Guaranty Insurance Co.

FSA—Financial Security Assurance Inc.

GNMA—Government National Mortgage Association

MBIA—Municipal Bond Investors Assurance Corp.

Radian—Radian Asset Assurance

XLCA—XL Capital Assurance Inc.

Futures contracts outstanding as of September 30, 2006:

Short Contracts:	Contracts	Unrealized Appreciation/ Depreciation
U.S. Treasury Notes 10-Year Futures – December 2006 (Current Notional Value of $108,063 per contract)	150	$(118,960)

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Statements

Statement of Assets and Liabilities

September 30, 2006

Assets:
Total Investments (Cost $175,000,251)	$184,818,083
Cash (Including restricted cash of $280,000)	715,365
Receivables:
Interest	2,581,386
Fund Shares Sold	16,334
Variation Margin on Futures	14,062
Other	159,673
Total Assets	188,304,903
Liabilities:
Payables:
Income Distributions	190,704
Investment Advisory Fee	92,342
Fund Shares Repurchased	88,261
Distributor and Affiliates	70,615
Swap Contracts Payable	70,058
Trustees' Deferred Compensation and Retirement Plans	228,456
Accrued Expenses	97,317
Total Liabilities	837,753
Net Assets	$187,467,150
Net Assets Consist of:
Capital (Par value of $.01 per share with an unlimited number of shares authorized)	$176,414,855
Net Unrealized Appreciation	9,698,872
Accumulated Net Realized Gain	1,064,198
Accumulated Undistributed Net Investment Income	289,225
Net Assets	$187,467,150
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $170,102,370 and 9,757,923 shares of beneficial interest issued and outstanding)	$17.43
Maximum sales charge (4.75%* of offering price)	.87
Maximum offering price to public	$18.30
Class B Shares:
Net asset value and offering price per share (Based on net assets of $12,179,926 and 700,939 shares of beneficial interest issued and outstanding)	$17.38
Class C Shares:
Net asset value and offering price per share (Based on net assets of $5,184,854 and 297,101 shares of beneficial interest issued and outstanding)	$17.45

*  On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Statements continued

Statement of Operations

For the Year Ended September 30, 2006

Investment Income:
Interest	$9,705,567
Expenses:
Investment Advisory Fee	1,148,901
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $428,704, $140,537 and $54,470, respectively)	623,711
Shareholder Services	115,092
Legal	45,630
Custody	42,893
Trustees' Fees and Related Expenses	37,273
Other	158,239
Total Expenses	2,171,739
Less Credits Earned on Cash Balances	7,586
Net Expenses	2,164,153
Net Investment Income	$7,541,414
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$1,390,938
Futures	378,062
Swap Contracts	(337,459)
Net Realized Gain	1,431,541
Unrealized Appreciation/Depreciation:
Beginning of the Period	10,672,529
End of the Period:
Investments	9,817,832
Futures	(118,960)
9,698,872
Net Unrealized Depreciation During the Period	(973,657)
Net Realized and Unrealized Gain	$457,884
Net Increase in Net Assets From Operations	$7,999,298

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended September 30, 2006	For The Year Ended September 30, 2005
From Investment Activities:
Operations:
Net Investment Income	$7,541,414	$7,807,276
Net Realized Gain	1,431,541	2,489,820
Net Unrealized Depreciation During the Period	(973,657)	(1,986,715)
Change in Net Assets from Operations	7,999,298	8,310,381
Distributions from Net Investment Income:
Class A Shares	(6,819,512)	(7,173,024)
Class B Shares	(454,232)	(608,241)
Class C Shares	(176,797)	(177,980)
	(7,450,541)	(7,959,245)
Distributions from Net Realized Gain:
Class A Shares	(594,962)	-0-
Class B Shares	(52,377)	-0-
Class C Shares	(18,827)	-0-
	(666,166)	-0-
Total Distributions	(8,116,707)	(7,959,245)
Net Change in Net Assets from Investment Activities	(117,409)	351,136
From Capital Transactions:
Proceeds from Shares Sold	9,572,132	11,073,693
Net Asset Value of Shares Issued Through Dividend Reinvestment	5,556,363	5,301,801
Cost of Shares Repurchased	(24,942,395)	(22,945,249)
Net Change in Net Assets from Capital Transactions	(9,813,900)	(6,569,755)
Total Decrease in Net Assets	(9,931,309)	(6,218,619)
Net Assets:
Beginning of the Period	197,398,459	203,617,078
End of the Period (Including accumulated undistributed net investment income of $289,225 and $203,656, respectively)	$187,467,150	$197,398,459

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended September 30,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of the Period	$17.44	$17.41	$17.41	$17.71	$17.34
Net Investment Income	.69 (a)	.70	.72	.74	.81
Net Realized and Unrealized Gain/Loss	.04	.04	(.03)	(.28)	.42
Total from Investment Operations	.73	.74	.69	.46	1.23
Less:
Distributions from Net Investment Income	.68	.71	.69	.76	.86
Distributions from Net Realized Gain	.06	-0-	-0-	-0-	-0-
Total Distributions	.74	.71	.69	.76	.86
Net Asset Value, End of the Period	$17.43	$17.44	$17.41	$17.41	$17.71
Total Return (b)	4.39%	4.30%	4.04%	2.72%	7.39%
Net Assets at End of the Period (In millions)	$170.1	$176.3	$177.7	$204.7	$211.7
Ratio of Expenses to Average Net Assets	1.06%	1.09%	1.04%	1.01%	1.00%
Ratio of Net Investment Income to Average Net Assets	4.02%	3.98%	4.15%	4.27%	4.77%
Portfolio Turnover	28%	24%	16%	21%	26%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended September 30,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of the Period	$17.38	$17.36	$17.37	$17.68	$17.30
Net Investment Income .	.57 (a)	.55	.58	.61	.68
Net Realized and Unrealized Gain/Loss	.05	.05	(.03)	(.29)	.43
Total from Investment Operations	.62	.60	.55	.32	1.11
Less:
Distributions from Net Investment Income	.56	.58	.56	.63	.73
Distributions from Net Realized Gain	.06	-0-	-0-	-0-	-0-
Total Distributions	.62	.58	.56	.63	.73
Net Asset Value, End of the Period	$17.38	$17.38	$17.36	$17.37	$17.68
Total Return (b)	3.63%	3.50%	3.21%	1.90%	6.66%
Net Assets at End of the Period (In millions)	$12.2	$15.8	$20.1	$22.9	$23.3
Ratio of Expenses to Average Net Assets	1.81%	1.83%	1.78%	1.76%	1.75%
Ratio of Net Investment Income to Average Net Assets	3.26%	3.23%	3.38%	3.53%	4.02%
Portfolio Turnover	28%	24%	16%	21%	26%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended September 30,
	2006		2005		2004	2003		2002
Net Asset Value, Beginning of the Period	$17.45		$17.41		$17.42	$17.68		$17.31
Net Investment Income	.57	(a)	.58		.59	.65		.68
Net Realized and Unrealized Gain/Loss	.05		.04		(.04)	(.28)		.42
Total from Investment Operations	.62		.62		.55	.37		1.10
Less:
Distributions from Net Investment Income	.56		.58		.56	.63		.73
Distributions from Net Realized Gain	.06		-0-		-0-	-0-		-0-
Total Distributions	.62		.58		.56	.63		.73
Net Asset Value, End of the Period	$17.45		$17.45		$17.41	$17.42		$17.68
Total Return (b)	3.68%		3.60	%(d)	3.20%	2.18	%(c)	6.59%
Net Assets at End of the Period (In millions)	$5.2		$5.2		$5.9	$6.1		$5.1
Ratio of Expenses to Average Net Assets	1.80	%(d)	1.75	%(d)	1.78%	1.77%		1.75%
Ratio of Net Investment Income to Average Net Assets	3.27	%(d)	3.31	%(d)	3.39%	3.72	%(c)	4.00%
Portfolio Turnover	28%		24%		16%	21%		26%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Certain non-recurring payments were made to Class C shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .20% and .21%, respectively.

(d)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

See Notes to Financial Statements

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ September 30, 2006

1.  Significant Accounting Policies

Van Kampen Pennsylvania Tax Free Income Fund (the "Fund") is organized as a Pennsylvania trust and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on May 1, 1987. The Fund offers Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class. As of September 30, 2006, there have been no sales of Class I Shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A.  Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued using market quotations from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2006, the Fund had no when-issued or delayed delivery purchase commitments.

C.  Income and Expenses Interest income is recorded on an accrual basis. Bond premiums are amortized and discounts are accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ September 30, 2006 continued

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

At September 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$174,931,611
Gross tax unrealized appreciation	$9,939,468
Gross tax unrealized depreciation	(52,996)
Net tax unrealized appreciation on investments	$9,886,472

E.  Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

The tax character of distributions paid during the years ended September 30, 2006 and 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$163,562	$21,912
Tax-exempt income	7,396,169	7,956,144
Long-term capital gain	580,652	-0-
	$8,140,383	$7,978,056

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2006 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At September 30, 2006, a permanent book to tax basis difference relating to the Fund's investment in other regulated investment companies totaling $4,957 was reclassified from accumulated undistributed net investment income to accumulated net realized gain. Additionally, a permanent difference relating to book to tax amortization differences totaling $347 was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$15,250
Undistributed tax-exempt income	610,225
Undistributed long-term capital gain	934,864

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized for tax purposes on open futures transactions on September 30, 2006.

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ September 30, 2006 continued

F.  Expense Reductions During the year ended September 30, 2006, the Fund's custody fee was reduced by $7,586 as a result of credits earned on cash balances.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	.60%
Over $500 million	.50%

For the year ended September 30, 2006, the Fund recognized expenses of approximately $6,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a Trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2006, the Fund recognized expenses of approximately $51,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2006, the Fund recognized expenses of approximately $88,500 representing shareholder servicing fees paid to VKIS. Shareholder servicing fees are determined through negotiations with the Fund's Board of Trustees.

Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $131,700 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

For the year ended September 30, 2006, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $20,700 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $18,000. Sales charges do not represent expenses of the Fund.

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ September 30, 2006 continued

3.  Capital Transactions

For the years ended September 30, 2006 and 2005, transactions were as follows:

	For The Year Ended September 30, 2006		For The Year Ended September 30, 2005
	Shares	Value	Shares	Value
Sales:
Class A	450,626	$7,788,280	568,326	$9,931,071
Class B	42,084	725,909	45,523	794,160
Class C	61,117	1,057,943	19,934	348,462
Total Sales	553,827	$9,572,132	633,783	$11,073,693
Dividend Reinvestment:
Class A	294,030	$5,081,759	273,314	$4,778,743
Class B	19,069	328,558	22,506	392,275
Class C	8,442	146,046	7,476	130,783
Total Dividend Reinvestment	321,541	$5,556,363	303,296	$5,301,801
Repurchases:
Class A	(1,099,984)	$(19,010,187)	(935,198)	$(16,336,335)
Class B	(271,461)	(4,683,413)	(313,553)	(5,463,901)
Class C	(71,982)	(1,248,795)	(65,751)	(1,145,013)
Total Repurchases	(1,443,427)	$(24,942,395)	(1,314,502)	$(22,945,249)

4.  Redemption Fee

The Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed

(either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the year ended September 30, 2006, the Fund received redemption fees of $33, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $53,378,096 and $65,857,291, respectively.

6.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ September 30, 2006 continued

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio's effective yield, maturity and duration, or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

Summarized below are the specific types of derivative financial instruments used by the Fund.

A.  Futures Contracts During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated in the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

Transactions in futures contracts for the year ended September 30, 2006 are as follows:

Contracts
Outstanding at September 30, 2005	192
Futures Opened	1,381
Futures Closed	(1,423)
Outstanding at September 30, 2006	150

B.  Interest Rate Swaps The Fund may enter into forward interest rate swap transactions intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. The Fund intends, but is not obligated, to terminate its forward swaps before the effective date.

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ September 30, 2006 continued

Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Restricted cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.

C.  Inverse Floating Rate Securities An inverse floating rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. These instruments are identified on the Portfolio of Investments.

7.  Distribution and Service Plans

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $146,800 and $4,700 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8.  Legal Matters

The Adviser and certain affiliates of the Adviser are named as defendants in a derivative action which additionally names as defendants certain individual trustees of certain Van Kampen funds. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings

Van Kampen Pennsylvania Tax Free Income Fund

Notes to Financial Statements ■ September 30, 2006 continued

on the motion to dismiss the direct action and the motion to dismiss another derivative action brought by the same plaintiff that brought this derivative action, alleging market timing and late trading in the Van Kampen funds. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendants' motion to dismiss the market timing action. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed that this action should be dismissed in light of the rulings dismissing the two cases discussed above. The Court has approved a notice to shareholders regarding the dismissal, which is located at the back of this Report.

9.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The impact to the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Van Kampen Pennsylvania Tax Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Pennsylvania Tax Free Income Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Pennsylvania Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Pennsylvania Tax Free Income Fund at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 14, 2006

Van Kampen Pennsylvania Tax Free Income Fund

Board of Trustees, Officers and Important Addresses

Board of Trustees

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Jack E. Nelson

Hugo F. Sonnenschein

Wayne W. Whalen * – Chairman

Suzanne H. Woolsey

Officers

Ronald E. Robison

President and Principal Executive Officer

Dennis Shea

Vice President

J. David Germany

Vice President

Amy R. Doberman

Vice President

Stefanie V. Chang

Vice President and Secretary

John L. Sullivan

Chief Compliance Officer

James W. Garrett

Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management

1221 Avenue of the Americas

New York, New York 10020

Distributor

Van Kampen Funds Inc.

1221 Avenue of the Americas

New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.

P.O. Box 947

Jersey City, New Jersey 07303-0947

Custodian

State Street Bank

and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Legal Counsel

Skadden, Arps, Slate,

Meagher & Flom LLP

333 West Wacker Drive

Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Ernst & Young LLP

233 South Wacker Drive

Chicago, Illinois 60606

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2006. The Fund designated 99.0% of the income distributions as a tax-exempt income distribution. The Fund designated and paid $580,652 as a long-term capital gain distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Pennsylvania Tax Free Income Fund

Trustee and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
David C. Arch (61) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Director of St. Vincent de Paul Center, a Chicago based day care facility serving the children of low income families. Board member of the Illinois Manufacturers' Association.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Jerry D. Choate (68) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Director of Valero Energy Corporation, an independent refining company.

Van Kampen Pennsylvania Tax Free Income Fund

Trustee and Officer Information continued

Name, Age and Address of Independent Trustee	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
Rod Dammeyer (66) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Trustee	Trustee since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc., a global distributor of wire, cable and communications connectivity products. Prior to July 2000, Managing Partner of Equity Group Corporate Investment (EGI), a company that makes private investments in other companies.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc., Ventana Medical Systems, Inc., and GATX Corporation, and Trustee of The Scripps Research Institute. Prior to January 2005, Trustee of the University of Chicago Hospitals and Health Systems. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc. Prior to May 2002, Director of Peregrine Systems Inc. Prior to February 2001, Director of IMC Global Inc. Prior to July 2000, Director of Allied Riser Communications Corp., Matria Healthcare Inc., Transmedia Networks, Inc., CNA Surety, Corp. and Grupo Azcarero Mexico (GAM).

Van Kampen Pennsylvania Tax Free Income Fund

Trustee and Officer Information continued

Name, Age and Address of Independent Trustee	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
Linda Hutton Heagy (58) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Trustee	Trustee since 1995	Managing Partner of Heidrick & Struggles, an executive search firm. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1996, Trustee of The International House Board, a fellowship and housing organization for international graduate students. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex.

R. Craig Kennedy (54) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1993	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (71) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company. Director of the Marrow Foundation.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust.

Van Kampen Pennsylvania Tax Free Income Fund

Trustee and Officer Information continued

Name, Age and Address of Independent Trustee	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
Jack E. Nelson (70) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1987	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (66) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Winston Laboratories, Inc.

Suzanne H. Woolsey, Ph.D. (64) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of Colorado College. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004 and Director of Neurogen Corporation, a pharmaceutical company, since January 1998.

Van Kampen Pennsylvania Tax Free Income Fund

Trustee and Officer Information continued

Interested Trustee:*

Name, Age and Address of Independent Trustee	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
Wayne Whalen* (67) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1987	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*  Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Pennsylvania Tax Free Income Fund

Trustee and Officer Information continued

Officers:

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	Officer since 2003	President of funds in the Fund Complex since September 2005 and Principal Executive Officer of funds in the Fund Complex since May 2003. Managing Director of an Kampen Advisors Inc. since June 2003. Director of Investor Services since September 2002. Director of the Adviser, Van Kampen Investments and Van Kampen Exchange Corp. since January 2005. Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated. Managing Director and Director of Morgan Stanley Investment Management Inc. Chief Administrative Officer, Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Managing Director and Director of Morgan Stanley Distributors Inc. and Morgan Stanley Distribution Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Institutional and Retail Morgan Stanley Funds. Director of Morgan Stanley SICAV. Previously, Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Executive Vice President of funds in the Fund Complex from May 2003 to September 2005.

Dennis Shea (53) 1221 Avenue of the Americas New York, NY 10020	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer-Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

J. David Germany (52) 25 Cabot Square Canary Wharf London, GBR E14 4QA	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer - Global Fixed Income of the same entities since December 2005. Managing Director and Director of Morgan Stanley Investment Management Ltd. Director of Morgan Stanley Investment Management (ACD) Limited since December 2003. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

Van Kampen Pennsylvania Tax Free Income Fund

Trustee and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Officer since 2004	Managing Director and General Counsel - U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang (40) 1221 Avenue of the Americas New York, NY 10020	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (51) 1 Parkview Plaza Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (37) 1221 Avenue of the Americas New York, NY 10020	Chief Financial Officer and Treasurer	Officer since 2006	Executive Director of Morgan Stanley Investment Management. Chief Financial Officer and Treasurer of Morgan Stanley Institutional Funds since 2002 and of Funds in the Fund Complex from January 2005 to August 2005 and since September 2006.

NOTICE TO FUND SHAREHOLDERS

As previously disclosed, a derivative action was filed on behalf of the Fund against the Fund's investment adviser, broker-dealer, distributor, and Trustees. The complaint alleges that defendants violated federal securities laws and state laws in connection with certain economic incentive programs. The case is pending before the Honorable Richard Owen, United States District Judge in the Southern District of New York. Defendants have filed a motion to dismiss the complaint in its entirety on numerous grounds, and that motion is still pending.

On April 18, 2006, Judge Owen dismissed a separate lawsuit against Morgan Stanley and all of the same corporate defendants that are named in the derivative action. The Morgan Stanley suit related to the same incentive programs that are at issue in the derivative action, and asserted many of the same legal claims. In his decision, Judge Owen found that the programs do not violate federal law, and that defendants had made the appropriate disclosures concerning the programs. The plaintiffs in the Morgan Stanley suit did not appeal from the decision, and that decision is now final.

In light of this decision by Judge Owen - as well as several other decisions by other judges in the Southern District of New York and certain other courts that have dismissed similar complaints against other investment funds - plaintiff in the derivative action has determined that the suit would be unsuccessful, if pursued further. Accordingly, plaintiff has asked Judge Owen to dismiss the action. No attorneys' fees will be paid by defendants and no consideration will be paid to the named plaintiff.

All investors in the Fund are hereby provided notice of this proposed dismissal. If you object to the proposed dismissal, your objection must be mailed no later than December 29, 2006, in writing, to the Honorable Richard Owen, United States District Judge, United States Courthouse, Room 640, 500 Pearl Street, New York, NY 10007-1312. Copies of the objection must also be mailed to Denise Davis Schwartzman, Esquire, Chimicles & Tikellis LLP, 361 West Lancaster Avenue, Haverford, PA 19041; and Richard A. Rosen, Esquire, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019-6064.

Your Notes

Your Notes

Your Notes

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright ©2005 Van Kampen Funds Inc.
All rights reserved. Member NASD/SIPC

138, 338, 538
PATF ANR 11/06
RN06-03200P-Y09/06

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)                                  The Fund’s Code of Ethics is attached hereto as Exhibit 12A.

(2)                                  Not applicable.

(3)                                  Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees :  Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2006

	Registrant		Covered Entities(1)
Audit Fees	$33,700		N/A

Non-Audit Fees
Audit-Related Fees	$0		$706,000	(2)
Tax Fees	$2,800	(3)	$79,422	(4)
All Other Fees	$0		$832,851	(5)
Total Non-Audit Fees	$2,800		$1,618,273

Total	$36,500		$1,618,273

2005

	Registrant		Covered Entities(1)
Audit Fees	$32,600		N/A

Non-Audit Fees
Audit-Related Fees	$0		$280,000	(2)
Tax Fees	$2,500	(3)	$58,688	(4)
All Other Fees	$0		$655,125	(5)
Total Non-Audit Fees	$2,500		$993,813

Total	$35,100		$993,813

N/A- Not applicable, as not required by Item 4.

(1)          Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)          Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)          Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)          Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)          All Other Fees represent attestation services provided in connection with performance presentation standards and assistance with compliance policies and procedures.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

JOINT AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

VAN KAMPEN FUNDS

AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1.                                      STATEMENT OF PRINCIPLES

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.(2)

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

(1)                                  This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2)                                  Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.                                      Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.                                      Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.                                      Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.                                      Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.                                      All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.                                      Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.                                      Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.                                      Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.                               Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

•                  Van Kampen Investments Inc.

•                  Van Kampen Asset Management

•                  Van Kampen Advisors Inc.

•                  Van Kampen Funds Inc.

•                  Van Kampen Investor Services Inc.

•                  Morgan Stanley Investment Management Inc.

•                  Morgan Stanley Trust Company

•                  Morgan Stanley Investment Management Ltd.

•                  Morgan Stanley Investment Management Company

•                  Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant.  100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).

(f)            Not applicable.

(g)           See table above.

(h)           The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5.  Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.

(b) Not applicable.

Item 6.  Schedule of Investments.

Please refer to Item #1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(1)  The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a)  A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b)  A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Pennsylvania Tax Free Income Fund

By:	/s/ Ronald E. Robison
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: November 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: November 21, 2006

By:	/s/ James W. Garrett
Name: James W. Garrett
Title: Principal Financial Officer
Date: November 21, 2006